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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2004


                                    PPOL,INC.
                                    ---------
             (Exact name of registrant as specified in its charter)


      CALIFORNIA                   000-50065                 95-4436774
      ----------                   ---------                 ----------
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)



            1 City Boulevard West, Suite 870                   92868
                  Orange, California                         (Zip Code)
   (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 221-7250
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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

      The Company has issued a press release on April 20, 2004, as fully noted in exhibit 99.1, regarding the naming of Mr. Hideo Ohkubo as honorary chairman of PPOL, Inc.

                                      * * *




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2004

                                     PPOL, Inc.



                                     By: /s/ Yoichi Awagakubo
                                         ---------------------------------
                                         Yoichi Awagakubo
                                         Chief Financial Officer & Secretary



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                                  EXHIBIT INDEX

Exhibit # 99.1 - Press release dated April 20, 2004 titled
                 "PPOL Names Founder Hideo Ohkubo Honorary Chairman of the Board of Directors"